UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2017

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 East Colorado Boulevard, Suite 299	91101
Pasadena, California
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

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N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]                              Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230. 405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01                                  OTHER EVENTS

On August 21, 2017, Alexandria Real Estate Equities, Inc. (the “Company”) entered into a Distribution Agreement (the “Agreement”) with Mizuho Securities USA LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNP Paribas Securities Corp., BTIG, LLC, Capital One Securities, Inc., Evercore Group L.L.C., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC (and in certain cases, certain of their respective affiliates) relating to the offer and sale of shares of common stock, par value $0.01 per share, of the Company, from time to time, having an aggregate offering price of up to $750,000,000 (the “Shares”).  The Company refers to these entities, when acting in their capacity as sales agents for the Company, individually as a “Sales Agent” and collectively as “Sales Agents.”  The Company refers to these entities, when acting as agents for Forward Purchasers (as defined below), individually as a “Forward Seller” and collectively as “Forward Sellers.” A copy of the Agreement is attached as Exhibit 1.1 hereto.

Concurrently with entering into the Agreement, the Company entered into separate master forward confirmations, each dated August 21, 2017 (each, a “Master Forward Confirmation”), with each of Royal Bank of Canada, Goldman Sachs & Co. LLC and MUFG Securities EMEA plc (individually, a “Forward Purchaser” and collectively, the “Forward Purchasers”), in the form attached as Exhibit 1.2 hereto.

The Agreement provides that, in addition to the issuance and sale of the Shares by the Company through the Sales Agents, the Company may also enter into one or more forward sale agreements under any of the Master Forward Confirmations or under any master forward confirmations the Company may enter into, from time to time, with any Sales Agents or their affiliates in the future.  In connection with any particular forward sale agreement, the term of which may not be less than three months or more than two years, the relevant Forward Purchaser, each of which is either a Sales Agent or an affiliate of a Sales Agent, will, at the Company’s request, borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of shares of common stock underlying the particular forward sale agreement.  In no event will the aggregate number of Shares sold through the Sales Agents or the Forward Sellers under the Agreement and under any forward sale agreement have an aggregate sales price in excess of $750,000,000.

The sales, if any, of Shares made under the Agreement will be made in “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Company’s common stock, or sales made to or through a market maker or through an electronic communications network.  In addition, the Shares may be offered and sold by such other methods, including privately negotiated transactions, as the Company and the applicable Sales Agent or Forward Seller may agree to in writing.  The Shares may be offered in one or more selling periods, none of which will exceed 20 consecutive trading days.  The Company shall specify to the applicable Sales Agent or the applicable Forward Purchaser and Forward Seller (i) the aggregate selling price of the Shares to be sold during a selling period and (ii) the minimum price below which such Sales Agent or Forward Seller shall not sell Shares during a selling period.  The Agreement provides that each Sales Agent will be entitled to compensation of up to 1.5% of the gross sales price per share for any of the Shares sold under the Agreement.

The Company or the applicable Sales Agent or Forward Seller may suspend the offering of the shares of common stock at any time upon proper notice to the other party, upon which the selling period will immediately terminate.

In connection with any forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed 1.5% of the gross sales prices of all borrowed Shares sold during the applicable forward hedge selling period by it as a Forward Seller.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller.  The Company expects to fully physically settle each particular forward sale agreement (by delivering shares of our common stock) with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the relevant forward sale price.  However, subject to certain conditions, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Shares will be offered pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-207762) and a prospectus supplement of the Company, filed with the Securities and Exchange Commission on November 3, 2015 and August 21, 2017, respectively.

The description of the Agreement and the Master Forward Confirmations does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 1.1 and the form of Master Forward Confirmation filed herewith as Exhibit 1.2 and are incorporated herein by reference.

Item 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

(d)                              Exhibits

1.1                            Distribution Agreement, dated August 21, 2017, among Alexandria Real Estate Equities, Inc., Mizuho Securities USA LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, BNP Paribas Securities Corp., BTIG, LLC, Capital One Securities, Inc., Evercore Group L.L.C., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and TD Securities (USA) LLC, as Sales Agents, Royal Bank of Canada, Goldman Sachs & Co. LLC and MUFG Securities EMEA plc, as Forward Purchasers, and RBC Capital Markets, LLC, Goldman Sachs & Co. LLC and MUFG Securities Americas Inc., as Forward Sellers

1.2                            Form of Master Forward Confirmation

5.1                            Opinion of Venable LLP

8.1                            Tax Opinion of Morrison & Foerster LLP

23.1                    Consent of Venable LLP (included in opinion filed as Exhibit 5.1)

23.2                    Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Registrant)

Date: August 21, 2017	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer